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                            PARTICIPATION AGREEMENT
                            -----------------------


          THIS PARTICIPATION AGREEMENT ("Agreement") is made and entered into as
                                         ---------
of the ___ day of ________, 1998, by and between Vencor, Inc. , a Delaware corporation ("Vencor"), and Vencor Healthcare, Inc., a Delaware corporation
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("Healthcare Company," and together with Vencor, the "Parties").
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                                    RECITALS
                                    --------

          WHEREAS, Healthcare Company and Vencor are parties to an Agreement and Plan of Reorganization, dated as of the date hereof (the "Reorganization
                                                          --------------
Agreement"), which provides for certain reorganization transactions (the
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"Reorganization Transactions"), including but not limited to, (i) certain
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internal mergers and stock and asset transfers that allocate the assets and liabilities relating to substantially all of the Vencor-owned land, buildings and other improvements and real estate related assets (the "Real Estate
                                                            -----------
Business") to Vencor, which will change it's name immediately prior to the Distribution (as defined herein) to "Ventas, Inc." and the other assets and liabilities relating to the historical operations of Vencor, including the properties listed on Exhibit A which are properties under development or to be
                     ---------
developed (the "Development Properties") by Healthcare Company (the "Healthcare
                ----------------------                               ----------
Business"), to Healthcare Company, which will change it's name immediately prior
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to the Distribution to "Vencor, Inc.," (ii) Vencor leasing to Healthcare Company pursuant to a master lease agreement (the "Master Lease Agreement") 46 long-term
                                           ----------------------
acute care hospitals and 210 nursing centers, and (iii) the completion by Healthcare Company of the development of the Development Properties pursuant to a development agreement (the "Development Agreement") and thereafter, at the
                              ---------------------
option of Vencor, the sale to, and lease back from, Vencor of the Development Properties;

          WHEREAS, Healthcare Company and Vencor will be parties to a Distribution Agreement, dated as of the date hereof (the "Distribution
                                                          ------------
Agreement"), which provides for the distribution (the "Distribution") by Vencor
                                                       ------------
to the holders of common stock, par value $.25 per share, of Vencor ("Vencor
                                                                      ------
Common Stock") of all the outstanding shares of common stock, par value $.25 per
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share, of Healthcare Company ("Healthcare Company Common Stock") on the basis of
                               -------------------------------
one share of Healthcare Company Common Stock for every share of Vencor Common Stock;

          WHEREAS, in addition to the Development Properties, Healthcare Company has or may have an ownership interest in certain other existing healthcare related facilities and may develop or acquire additional healthcare related facilities in the future;

          WHEREAS, Healthcare Company desires to grant Vencor a right of first offer to purchase or finance certain real properties that Healthcare Company decides to sell or mortgage; and

          WHEREAS, Vencor desires to grant Healthcare Company a right of first offer to become the lessee of certain real property acquired or developed by Vencor.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

     Section 1.     Vencor's Purchase Right of First Offer.  (a) Vencor and any
                    --------------------------------------
Vencor subsidiary (including partnerships in which Vencor holds a majority interest) (together with Vencor, the "Vencor Entities", and each, a "Vencor
                                       ---------------                ------
Entity") shall have a right of first offer (a "Purchase Right of First Offer")
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to purchase any healthcare related real property  (a "Sale Property") currently
                                                      -------------
owned by Healthcare Company or its consolidated subsidiaries (together with Healthcare Company, the "Healthcare Company Entities", and each, a "Healthcare
                         ---------------------------                ----------
Company Entity") (other than the Development Properties) or acquired by a
--------------
Healthcare Company Entity in the future when such Healthcare Company Entity determines to sell the Sale Property to a third party subject to the terms and conditions hereof. If a Healthcare Company Entity determines to sell a Sale Property, it must provide written notice (the "Sale Opportunity Notice") to the
                                               -----------------------
Vencor Entities of the purchase opportunity. A Vencor Entity shall exercise its Purchase Right of First Offer, if at all, by sending written notice (the "Sale
                                                                          ----
Acceptance Notice") to the Healthcare Company Entity within thirty (30) days
-----------------
following such Vencor Entity's receipt of the Sale Opportunity Notice. Upon the Healthcare Company Entity's receipt of the Sale Acceptance Notice, the Healthcare Company Entity and the Vencor Entity shall commence negotiating in good faith, on an exclusive basis regarding the terms and conditions of such purchase. During such negotiation period, the Healthcare Company Entity shall permit the Vencor Entity to inspect the Sale Property and the books and records relating to the Sale Property upon reasonable advance notice and during reasonable business hours. If the Parties fail to reach a mutually satisfactory agreement as to the terms for such purchase within the 30-day period (or such longer period as may be mutually agreed upon by the Parties) the Vencor Entity's Purchase Right of First Offer shall be deemed to extinguish. Thereafter, the Healthcare Company Entity may offer the Sale Property to third parties and is free to negotiate with such third parties for a period of one hundred eighty
(180) days with no further obligations hereunder; provided, however, that no
                                                  --------  -------
Healthcare Company Entity may sell a Sale Property to a third party for less than the Vencor Entity's final offer for such property without such Vencor Entity first being given an opportunity to match such third party offer. The Vencor Entity's Purchase Right of First Offer shall revive in the event that the Healthcare Company Entity fails to sell or otherwise transfer the Sale Property to a third party within said 180-day period. If a Vencor Entity elects to exercise its Purchase Right of First Offer, it shall in all events have not less than thirty (30) days to close its acquisition of the Sale Property.

     Notwithstanding the foregoing provisions, the Purchase Right of First Offer shall not be applicable to any property for which a Healthcare Company Entity determines to (i) retain ownership or (ii) sell the operations of the facility related to the real property.

     (b) If the Healthcare Company Entities determine to sell a number of Sale Properties as a group (a "Sale Group"), and a Vencor Entity elects to exercise
                          ----------
its Purchase Right of First Offer with respect to such Sale Group, such Vencor Entity must purchase all of the Sale Properties in the Sale Group.

     Section 2.     Vencor's Mortgage Right of First Offer.  (a) The Vencor
                    --------------------------------------
Entities shall have a right of first offer (a "Mortgage Right of First Offer")
                                               -----------------------------
to finance any healthcare related real property  (a "Mortgage Property")
                                                     -----------------
currently owned by a Healthcare Company Entity (other than the Development Properties) or acquired by a Healthcare Company Entity in the future when such Healthcare Company Entity determines to mortgage the Mortgage Property to a third party subject to the terms and conditions hereof. If a Healthcare Company Entity determines to mortgage a Mortgage Property, it must provide written notice (the "Mortgage Opportunity Notice") to the Vencor Entities of the
             ---------------------------
mortgage opportunity. A Vencor Entity shall exercise its Mortgage Right of First Offer, if at all, by sending written notice (the "Mortgage Acceptance
                                                        -------------------
Notice") to such Healthcare Company Entity within thirty (30) days following
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such Vencor Entity's receipt of the Mortgage Opportunity Notice.  Upon the
Healthcare Company Entity's receipt of the Mortgage Acceptance Notice, the Healthcare Company Entity and the Vencor Entity shall commence negotiating in good faith, on an exclusive basis regarding the terms and conditions of such mortgage financing. During such negotiation period, the Healthcare Company Entity shall permit the Vencor Entity to inspect the Mortgage Property and the books and records relating to the Mortgage Property upon reasonable advance notice and during reasonable business hours. If the Parties fail to reach a mutually satisfactory agreement as to the terms for such mortgage within the 30-day period (or such longer period as may be mutually agreed upon by the Parties) the Mortgage Right of First Offer shall be deemed to extinguish. Thereafter, the Healthcare Company Entity may offer the Mortgage Property to third parties and is free to negotiate with such third parties for a period of one hundred eighty (180) days with no further obligations hereunder; provided, however, that
                                                         --------  -------
no Healthcare Company Entity may mortgage a Mortgage Property to a third party for an interest rate higher than the Vencor Entity's final offer for such property without the Vencor Entity first being given an opportunity to match such third party interest rate. The Vencor Entities' Mortgage Right of First Offer shall revive in the event that the Healthcare Company Entity fails obtain a financing commitment for the Mortgage Property from a third party within said 180-day period. If a Vencor Entity elects to exercise its Mortgage Right of First Offer, it shall in all events have not less than thirty (30) days to close its financing of the Mortgage Property.

     (b) If the Healthcare Company Entities determine to mortgage a number of Mortgage Properties as a group (a "Mortgage Group"), and a Vencor Entity elects
                                   --------------
to exercise its Mortgage Right of First Offer with respect to such Mortgage Group, the Vencor Entity must finance all of the Mortgage Properties in the Mortgage Group.

     Section 3.     Healthcare Company's Lease Right of First Offer.  (a) Each
                    -----------------------------------------------
of the Healthcare Company Entities shall have a right of first offer ("Lease
                                                                       -----
Right of First Offer") to lease any real property acquired or developed by a
--------------------
Vencor Entity in the future which is to be operated as a hospital, nursing center or other healthcare related facility (a "Lease Property") subject to the
                                                --------------
terms and conditions hereof. If a Vencor Entity determines to lease a Lease Property, it must provide written notice (the "Lease Opportunity Notice") to
                                               ------------------------
Healthcare Company of the lease opportunity. A Healthcare Company Entity shall exercise its Lease Right of First Offer, if at all, by sending written notice (the "Lease Acceptance Notice") to the Vencor Entity within thirty (30) days
      -----------------------
following such Healthcare Company Entity's receipt of the Lease Opportunity Notice. Upon receipt of the Lease Acceptance Notice, the Vencor Entity shall commence negotiating in good faith, on an exclusive basis with such Healthcare Company Entity regarding the terms and conditions of such lease. During such negotiation period, the Vencor Entity shall permit the Healthcare Company Entity to inspect the Lease Property and the books and records relating to the Lease Property upon reasonable advance notice and during reasonable business hours.
If the Parties fail to reach a mutually satisfactory agreement as to the terms for such lease within thirty (30) days following the Vencor Entity's receipt of the Lease Opportunity Notice (or such longer period as may be mutually agreed upon by the Parties), the Lease Right of First Offer shall be deemed to extinguish. Thereafter, the Vencor Entity may offer the Lease Property to third parties and is free to negotiate with such third parties for a period of one hundred eighty (180) days with no further obligations hereunder. The Healthcare Company Entities' Lease Right of First Offer shall revive in the event that the Vencor Entity fails to lease the Lease Property to a third party within said 180-day period; provided, however, that the Vencor Entity may not lease a Lease
                --------  -------
Property to a third party for less than the Healthcare Company Entity's final offer for such property without such Healthcare Company Entity first being given an opportunity to match such third party offer. If a Healthcare Company Entity elects to exercise its Lease Right of First Offer, it shall in all events have not less than thirty (30) days to finalize the terms of its lease of the Lease Property.

     Notwithstanding the foregoing provisions, the Lease Right of First Offer shall not be applicable to any property which is being operated by a third party on the date of acquisition or completion of development.

     (b) If the Vencor Entities determine to lease a number of Lease Properties as a group (a "Lease Group"), and a Healthcare Company Entity elects to exercise
               -----------
its Lease Right of First Offer with respect to such Lease Group, such Healthcare Company Entity must lease all of the Lease Properties in the Lease Group.

     Section 4.     Exclusion of Development Properties.  Notwithstanding
                    -----------------------------------
anything else contained herein, none of the Development Properties shall be deemed to be a Sale Property or a Mortgage Property, and the sale of the Development Properties (and any right of first offer in connection therewith) shall be governed by the terms and conditions of the Development Agreement.

     Section 5.     Term of Agreement.  This Agreement shall be effective as of
                    -----------------
the date hereof and shall continue in effect until the earlier of (i) three years from the date hereof or (ii) the termination of this Agreement by either Healthcare Company or Vencor upon the occurrence of a Change of Control of the other party as defined in the Master Lease Agreement.

     Section 6.     Miscellaneous.
                    -------------

              Section 6.1  Notices.  All notices or other communications under
              -----------  -------
this Agreement shall be in writing and shall be deemed duly given, effective (a) three business days later, if sent by registered or certified mail, return receipt requested, postage prepaid, (b) when sent, if sent by telecopier or facsimile; provided, that the telecopy or facsimile is promptly confirmed by
           --------
telephone confirmation thereof, and (c) one business day later, if sent by overnight delivery via a national courier service, in each case (a) through (c), addressed to the intended recipient at the address set forth below.

               If to Healthcare Company:

               3300 Aegon Center
               400 West Market Street
               Louisville, Kentucky  40202
               Attention:  General Counsel
               Facsimile:  (502) 596-4075

               If to Vencor:

               3300 Aegon Center
               400 West Market Street
               Louisville, Kentucky  40202
               Attention: President
               with a copy to General Counsel

               Facsimile:  (502) 596-4075

Any party shall have the right to change its address for purposes of notice by giving notice to the other parties in accordance with the provisions hereof.

          Section 6.2  Parties In Interest.  This Agreement shall be binding
                       -------------------
upon and shall accrue to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person, any rights or remedies under or by reason of this Agreement.

          Section 6.3  Severability.  If any term or provision of this
                       ------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, such result shall not affect the other terms and provisions of this Agreement or applications thereof which can be given effect without the relevant term, provision or application, and to this end the parties agree that the provisions of this Agreement are and shall be severable.

          Section 6.4  Remedies.  All rights, privileges and remedies afforded
                       --------
the parties by this Agreement shall be deemed cumulative and not exclusive. In the event of a breach or other failure to perform as required under this Agreement, the party not breaching or defaulting shall, in addition to all rights and remedies herein provided, have all rights and remedies available at law or in equity.

          Section 6.5  Variance of Pronouns.  The use herein of a singular
                       --------------------
number shall be deemed to mean the plural, the masculine gender shall be deemed to mean the feminine or the neuter gender shall be deemed to mean the masculine or feminine, whenever the sense of this Agreement so requires.

          Section 6.6  GOVERNING LAW.  THE PARTIES HERETO AGREE THAT THIS
                       -------------
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL
                   ---
BE INSTITUTED IN ANY FEDERAL OR COMMONWEALTH COURT IN THE COMMONWEALTH OF KENTUCKY. EACH PARTY HEREBY (I) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (II)

IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          Section 6.7  No Implied Consent or Waiver.  No consent or waiver,
                       ----------------------------
express or implied, by either party to this Agreement to, of or for any breach or default by the other party in performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or for any other breach or default in performance by such party of the same or any other obligation of such party hereunder. Failure on the part of either party to complain of any act or failure of the other party to this Agreement or to declare the other party in default, irrespective of whether such failure continues, shall not constitute a waiver by the non-defaulting party of its rights hereunder.

          Section 6.8  Counterparts. This Agreement may be executed in
                       ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          Section 6.9  Confidentiality.  From and after the date hereof, each
                       ---------------
Party shall keep, and shall make its respective officers, directors, employees, agents and subsidiaries (each a "Related Party") to keep, confidential all
                                 -------------
information proprietary to the other Party that has been acquired by such Party or any Related Party through participation in the performance of this Agreement; provided, that the foregoing restriction shall not apply to information that (i)
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is or hereafter becomes generally available to the public other than by reason of any default with respect to its confidentiality obligation under this Agreement or any other agreement, (ii) is hereafter disclosed to a Party or any Related Party by a third party who is not in default of any confidentiality obligation to the other Party, or (iii) is required to be disclosed in compliance with applicable laws or regulations or order by a court or other governmental or regulatory agency or body having competent jurisdiction; provided, that reasonable measures shall be taken to assure confidential
--------
treatment of such information.

          Section 6.10  Entire Agreement; Amendments.  Except as provided in
                        ----------------------------
Articles III, V and VI of the Reorganization Agreement regarding indemnification, access to information and dispute resolution, this Agreement and the exhibit hereto supersede all prior agreements among the Parties with respect to the subject matter hereof and contain the entire agreement among the Parties with respect to such subject matter. This instru ment may not be amended, supplemented or discharged, and no provisions hereof may be modified or waived, except expressly by an instrument in writing signed by both Healthcare Company and Vencor. No waiver of any provision hereof by any Party hereto shall be deemed a waiver by any other Party nor shall any such waiver by any Party be deemed a continuing waiver of any matter by such Party. No amendment, modification, supplement, discharge or waiver hereof or hereunder shall require the consent of any person not a Party to this Agreement.

          Section 6.11  Assignment.  Each Party hereby acknowledges and agrees
                        ----------
that it will not without the prior written consent of the other Party (which consent shall not be unreasonably withheld) transfer any portion of its interest in this Agreement. Notwithstanding the foregoing or anything else contained in this Agreement, either Party may, without any consent or approval, transfer its interest in this Agreement to a consolidated subsidiary of such Party; provided,
                                                                       --------
that the transferring Party guarantees the subsidiary's performance of such transferring Party's obligations hereunder.

          IN WITNESS WHEREOF, the parties hereto have duly signed this Agreement as of the day and year first above written,

                                              VENCOR, INC.


                                              By:  __________________
                                                   Name:
                                                   Title:

                                              VENCOR HEALTHCARE, INC.



                                              By:  __________________
                                                   Name:
                                                   Title: